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                                                               EXHIBIT 10.5
                                                        PITTWAY CORPORATION
                                                          DECEMBER 31, 1994

                                                                  FORM 10-K


                           THIRD EXTENSION AND AMENDMENT

     Reference is made to the Agreement of Employment dated July 1, 1990, as extended and amended by the Extensions and Amendments dated as of June 30, 1992 (the "1992 Agreement") and December 31, 1993 (the "1993 Agreement"), by and between Penton Publishing, Inc. (the "Corporation") and Sal F. Marino ("Marino").

     The 1993 Agreement provides that the "term of employment" thereunder expires on December 31, 1994 unless extended by the Corporation and Marino.

     The Corporation and Marino desire to extend such "term of employment", and in connection therewith to make certain amendments to the 1993 Agreement.

     Accordingly, the Corporation and Marino hereby agree as follows:

     1. Paragraph 1 of the 1993 Agreement is amended in its entirety to read as follows:

          "1. This Agreement shall become effective at 12:01 a.m., EDT, on the date hereof and Marino's employment by the Corporation shall continue until December 31, 1995 (or such later date as the Corporation and Marino may agree upon in writing during the term of employment (as defined below)), unless earlier terminated by Marino's death or pursuant to Paragraph 6. The period from the date hereof to and including the first to occur of December 31, 1995 (or such later date), the date of Marino's death, or the date of termination pursuant to Paragraph 6, is herein referred to as the "term of employment"."

     2. The first sentence of Paragraph 3 of the 1993 Agreement is amended in its entirety to read as follows:

     "The Corporation agrees to pay Marino a salary during the term of employment, which shall be payable in equal monthly installments at a rate not less than THREE HUNDRED THIRTY
     THOUSAND DOLLARS ($330,000.00) per year.


     IN WITNESS WHEREOF, the undersigned have executed this Third Extension and Amendment as of December 31, 1994.

                                   PENTON PUBLISHING, INC.


                                   By:     /s/ King Harris
                                   As Its: Vice President



                                         /s/ Sal F. Marino
                                             Sal F. Marino